Annual Report
Corporate
Income
Fund
May 31, 1997

T. Rowe Price

Report Highlights

o The Federal Reserve tightened monetary policy in March as the economy developed momentum and unemployment fell below
     5% for the first time in more than 20 years.

o Most high-quality bonds and the Corporate Income Fund generated only moderate returns during the six months ended
     May 31, 1997, as interest rates rose from last November.

o Your fund's six-month return of 0.95% matched the Lehman benchmark but surpassed the Lipper average. The 12-month return of 10.35% significantly exceeded the performance of both the index and peer group average.

o Fund exposure to lower-quality, higher-yielding bonds helped achieve desired results, since lower-rated bonds outperformed high-quality securities as the economy strengthened.

o Barring a miscalculation by the Fed, we expect economic growth to moderate, providing a favorable environment for bonds and the fund.

Fellow Shareholders

Your fund posted a modest return during the six months ended May 31, 1997, as the economy developed considerable momentum and the Federal Reserve tightened monetary policy for the first time since 1995. However, despite the strong economy and tight labor markets, inflation remained subdued and interest rates rose only to their levels of a year ago. Your fund's solid return for the past 12 months came primarily from income with some contribution from capital appreciation.

MARKET ENVIRONMENT

The unemployment rate fell below 5%, its lowest level in more than two decades. The Fed's objective in raising the key federal funds rate a quarter-point in March was to avoid a repetition of the tight labor markets and accelerating inflation of the late 1980s. From a trend rate of approximately 4%, inflation jumped to 6% even before the rise in oil prices that accompanied Iraq's invasion of Kuwait in 1990. The longer the Federal Reserve can contain inflation around 3%, where it has been for most of the 1990s, the longer the current expansion can be expected to last.

Chart 1- Interest Rate Levels chart showing yields

Following the initial shock of the Fed tightening, stocks and bonds gradually regained their equilibrium once investors realized that inflation was still under control despite robust economic growth in recent quarters. Yields on 10-year Treasury bonds fluctuated between 6% and 7% as the economy first weakened then strengthened during the past year.

The recent rise in rates had a negative impact on the high-quality sectors of your fund; however, prices of lower-quality holdings actually remained stable or improved somewhat. Solid economic growth enabled the lower-rated securities (which sometimes respond more like stocks than bonds to trends in the economy) to outperform higher-quality bonds, which are more sensitive to changes in interest rates. The performances of various quality sectors during the past 6- and 12-month periods are shown in the accompanying table.

Graph 2- five pairs of bars, one for 6- and one for 12-month returns

PERFORMANCE REVIEW

Your fund posted a positive return during the past six months in a difficult environment for fixed income securities, matching the return of the Lehman Aggregate Bond Index and exceeding that of the Lipper Corporate Debt BBB Funds Average.

Performance Comparison

Periods Ended 5/31/97           6 Months     12 Months
_________________________________________________________

Corporate Income Fund               0.95%        10.35%

Lehman Aggregate Bond Index         0.94          8.32

Lipper Corporate Debt
BBB Funds Average                   0.58          8.63

Performance during the 12-month period was solid and well ahead of both the Lehman index and Lipper average for similar funds, a result of the portfolio's allocation among the various credit quality categories as shown in the chart on page 3. The fund's net asset value declined from its level of last November because of the rise in rates since then, but rose $0.23 from its year-ago level.

The fund's flexible investment guidelines allow it to invest in a broad variety of securities in an effort to enhance income and achieve some capital appreciation. Our weightings among various sectors of the market reflect our in-house credit research, as well as our outlook for the economy and the markets.

STRATEGY

We continued to make maximum use of lower-credit quality securities in the fund, including investment-grade level BBB and high-yielding BB and B-rated bonds. We maintained the entire investment-grade sector (BBB and higher) at 70% of the portfolio, with BBB-rated bonds accounting for 61% of that total. We kept the B sector at 10%, the maximum level for that credit rating, and the rest of the portfolio in BB bonds and a preferred stock.

Chart 3- Quality diversification pie chart

Our investment decisions continued to emphasize protection of principal and level of income while using our in-house credit research to find improving credit situations. We foresee some slowing in economic growth but do not anticipate a slowdown significant enough to trigger lower prices for lower-rated bonds. Therefore, we intend to continue our relatively aggressive quality allocation as long as the economy seems moderately strong. If a more serious slowdown develops later in the year, we would most likely upgrade credit slightly by reducing exposure to B-rated in favor of BB-rated bonds, and to BBB in favor of A and AA-rated issues.

OUTLOOK

Some additional tightening of monetary policy remains a possibility as the Fed attempts to rein in the robust pace of the economy. The credit markets could be roiled again by a higher federal funds rate, with interest rates rising over the short term in anticipation of further rate hikes.

However, barring a serious miscalculation by the Federal Reserve, the prospect is good for a continuation of subdued inflation and a return to moderate economic growth, which would provide a favorable environment for the fixed income markets over the long term. Fiscal policy in Washington will also affect interest rate volatility. A possible balanced budget agreement, however watered down, should help reduce downward pressure on bond prices.

In this type of environment, corporate securities should continue to provide attractive investment returns in the months ahead.

Thank you for investing with T. Rowe Price.
Respectfully submitted,

Peter Van Dyke

President and Chairman of the Investment Advisory Committee
June 20, 1997

T. Rowe Price Corporate Income Fund

Portfolio Highlights

Key statistics

                                     11/30/96     5/31/97
__________________________________________________________

Price Per Share                   $    10.09     $   9.81

Dividends Per Share

    For 6 months                        0.36         0.37

    For 12 months                       0.74         0.73

Dividend Yield *

    For 6 months                        7.62%        7.67%

    For 12 months                       7.70         7.79

Weighted Average Maturity
    (years)                             13.9         18.3

Weighted Average Effective
    Duration (years)                     6.0          6.6

Weighted Average Quality **              BBB          BBB

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**  Based on T. Rowe Price research.

T. Rowe Price Corporate Income Fund

Portfolio Highlights

SECTOR Diversification

                                  Percent of   Percent of
                                  Net Assets   Net Assets
                                    11/30/96      5/31/97
__________________________________________________________

Banking                                    4%          19%

Finance and Credit                         6           12

Food and Tobacco                           2           12

Cable Operators                            2            6

Entertainment and Leisure                  5            6

Electric Utilities                        15            6

Lodging                                    4            6

Insurance                                  6            5

Textiles and Apparel                       2            3

Service                                    2            3

Commercial Paper                           1            3

Gaming                                     2            2

Energy                                    10            2

All Other                                 37           13

Other Assets Less Liabilities              2            2
__________________________________________________________

Total                                    100%         100%

T. Rowe Price Corporate Income Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 4 - Performance Comparison

A line chart showing the cumulative growth of $10,000 invested in the CIF Fund over the past 10 years

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                        Since   Inception
Periods Ended 5/31/97       1 Year  Inception        Date
__________________________________________________________

Corporate Income Fund       10.35%      6.48%    10/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Corporate Income Fund

For a share outstanding throughout each period

Financial Highlights

                                           Year    10/31/95
                                          Ended          to
                                        5/31/97     5/31/96

NET ASSET VALUE

Beginning of period                    $   9.58   $   10.00

Investment activities
    Net investment income                  0.73*       0.44*
    Net realized and
    unrealized gain (loss)                 0.23       (0.42)

    Total from
    investment activities                  0.96        0.02

Distributions
    Net investment income                 (0.73)      (0.44)

NET ASSET VALUE

End of period                          $   9.81   $    9.58
                                      _____________________

Ratios/Supplemental Data

Total return                             10.35%*      0.09%*

Ratio of expenses to
average net assets                        0.80%*      0.80%*!

Ratio of net investment
income to average
net assets                                7.55%*      7.56%*!

Portfolio turnover rate                  119.5%       70.5%!

Net assets, end of period
(in thousands)                         $ 20,732   $  12,461


*   Excludes expenses in excess of a 0.80% voluntary expense
    limitation in effect through 5/31/97.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund

May 31, 1997

Portfolio of Investments

                                     Par/Shares       Value
                                           In thousands

CORPORATE BONDS AND NOTES  94.1%

Banking  18.9%

Greenpoint Capital Trust I,
    (144a), 9.10%, 6/1/27              $  1,000   $   1,008

Provident Capital Trust I,
    Gtd. Bonds, (144a)
      8.60%, 12/1/26                      1,000         973

Riggs Capital Trust, (144a),
    8.625%, 12/31/26                      1,000         969

Union Planters Capital Trust,
    Gtd. Bonds, (144a)
      8.20%, 12/15/26                     1,000         960
    3,910

Beverages  1.1%

TLC Beatrice International
    Holdings, Sr. Secured Notes
      11.50%, 10/1/05                       200         222

                                                        222

Broadcasting  1.0%

TV Azteca, Gtd. Sr. Notes, (144a),
    10.50%, 2/15/07                         200         205

                                                        205

Building Products  0.8%

Associated Materials, Sr. Sub. Notes,
    11.50%, 8/15/03                         154         163

                                                        163

Cable Operators  5.9%

Comcast Cable Communications,
    (144a), 8.50%, 5/1/27                 1,000       1,035

Fundy Cable, Sr. Secured 2nd
    Priority Notes
      11.00%, 11/15/05                       25          27

Rogers Cablesystems, Sr. Sub.
    Deb., 11.00%, 12/1/15                   150         161

                                                      1,223

Chemicals  1.3%

Agricultural Minerals and
    Chemicals, Sr. Notes
      10.75%, 9/30/03                       250         267

                                                        267

Consumer Nondurables  1.4%

American Safety Razor, Sr.
    Notes, 9.875%, 8/1/05                   150         157

Doane Products, Sr. Notes, 10.625%,
    3/1/06                                  125         133

                                                        290

Container  0.7%

Plastic Containers, Sr. Secured
    Notes, (144a)
      10.00%, 12/15/06                      150         156

                                                        156

Electric Utilities  5.7%

El Paso Electric, 1st Mtg. Notes,
    8.90%, 2/1/06                      $    150   $     158

Long Island Lighting, Gen. & Ref.
    Bonds, 9.75%, 5/1/21                  1,000       1,029

                                                      1,187

Energy  2.1%

Amerigas Partners L.P., Sr. Notes,
    10.125%, 4/15/07                        200         210

Energy Corporation of America,
    Sr. Sub. Notes, (144a)
      9.50%, 5/15/07                        100         100

Rowan Companies, Sr. Notes,
    11.875%, 12/1/01                        113         121

                                                        431

Energy Services  1.0%

Pride Petroleum Services, Sr.
    Notes, 9.375%, 5/1/07                   200         209

                                                        209

Entertainment and Leisure  5.8%

Time Warner, Sr. Notes, 7.75%,
    6/15/05                               1,000       1,009

United Artists Theatre
    Circuit, PTC, 9.30%, 7/1/15             197         190

                                                      1,199

Finance and Credit  12.0%

Fairfax Financial Holdings, 8.25%,
    10/1/15                               1,000       1,013

USF&G Capital II, Gtd. Notes, 8.47%,
    1/10/27                               1,500       1,483

                                                      2,496

Food and Tobacco  12.0%

Consolidated Cigar, Sr. Sub. Notes,
    10.50%, 3/1/03                          150         158

Keebler, Sr. Sub. Notes, (144a),
    10.75%, 7/1/06                          175         194

MAFCO, Sr. Sub. Notes,
    11.875%, 11/15/02                        50          54

RJR Nabisco, 9.25%, 8/15/13               2,000       2,073

                                                      2,479

Gaming  2.4%

Grand Casinos, 1st Mtg. Notes,
    10.125%, 12/1/03                        150         156

Showboat, 1st Mtg. Bonds,
    9.25%, 5/1/08                           200         205

Trump Atlantic City Associates,
    1st Mtg. Notes
      11.25%, 5/1/06                        145         142

                                                        503

Health Care  1.0%

Tenet Healthcare, Sr. Sub. Notes,
    8.625%, 1/15/07                         200         202

                                                        202

Insurance  4.5%

Principal Mutual, (144a),
    7.875%, 3/1/24                        1,000         945

                                                        945

Lodging  5.7%

Courtyard by Marriott II, Sr.
    Secured Notes, 10.75%, 2/1/08      $     50   $      54

La Quinta Inns, MTN, 7.27%, 2/26/07       1,000         969

Red Roof Inns, Sr. Notes,
    9.625%, 12/15/03                        150         155

                                                      1,178

Manufacturing  0.8%

American Standard, Deb.,
    9.25%, 12/1/16                          155         162

                                                        162

Paper and Paper Products  1.0%

Container Corporation of America
    Sr. Notes

      9.75%, 4/1/03                         100         105

      11.25%, 5/1/04                        100         108

                                                        213

Retail  0.8%

Safelite Glass, Sr. Sub. Notes,
    (144a), 9.875%, 12/15/06                150         159

                                                        159

Savings and Loan  1.2%

BF Saul REIT, Sr. Secured Notes,
    11.625%, 4/1/02                         100         107

ML Capital Trust, Gtd. Notes,
    (144a), 9.875%, 3/1/27                  150         148

                                                        255

Service  2.8%

Coinmach, Sr. Notes, 11.75%, 11/15/05       200         221

Host Marriott Travel Plazas, Sr.
    Notes, 9.50%, 5/15/05                   150         157

Intertek Finance, Sr. Sub. Notes,
    (144a), 10.25%, 11/1/06                  75          78

Loomis, Fargo & Co., Sr. Sub.
    Notes, (144a)

    10.00%, 1/15/04                         125         129

                                                        585

Textiles and Apparel  3.0%

Dominion Textile USA, Gtd. Sr.
    Notes, 9.25%, 4/1/06                    200         207

Tultex, Sr. Notes, (144a), 9.625%,
    4/15/07                                 200         211

Westpoint Stevens, Sr. Notes,
    8.75%, 12/15/01                         200         205

                                                        623

Transportation  1.2%

Delta Air Lines, ETC, 10.00%, 5/17/10       146         175

Sea Containers Ltd., Sr. Sub.
    Deb., 12.50%, 12/1/04                    70          78

                                                        253

Total Corporate Bonds and
    Notes (Cost  $19,649)                            19,515

EQUITY AND CONVERTIBLE SECURITIES  0.6%

Savings and Loan  0.6%

California Federal Bank,
    Pfd. Stock                         $      1   $     112

Total Equity and Convertible
    Securities (Cost  $117)                             112

ASSET-BACKED SECURITIES  0.5%

Airlines  0.5%

Airplane Pass Through Trust,
    10.875%, 3/15/19                        100         112

Total Asset-Backed Securities
    (Cost  $101)                                        112

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 0.4%

U.S. Government Guaranteed Obligations  0.4%

Government National Mortgage Assn.
    I, 9.50%, 8/15/16                        55          60

    II, 10.50%, 2/20/19                      19          21

Total U.S. Government Mortgage-Backed
    Securities (Cost  $80)                               81

COMMERCIAL PAPER  2.6%

Investments in Commercial Paper
    through a Joint Account
      5.60 - 5.69%, 6/2/97                  547         547

Total Commercial Paper (Cost  $547)                     547

Total Investments in Securities
98.2% of Net Assets (Cost  $20,494)               $  20,367

Other Assets Less Liabilities                           365


NET ASSETS                                        $  20,732
                                                  _________

In thousands

   ETC   Equipment Trust Certificate
   MTN   Medium Term Note
   PTC   Pass-through Certificate
  REIT   Real Estate Investment Trust
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 35.1% of net assets.

The accompanying notes are an integral part of these financial statements.
The

T. Rowe Price Corporate Income Fund

May 31, 1997

Statement of Assets and Liabilities

In thousands

Assets

Investments in securities, at
    value (cost  $20,494)                         $  20,367

Receivable for investment
    securities sold                                   2,171

Other assets                                            561

Total assets                                         23,099

Liabilities

Payable for investment securities
    purchased                                         2,209

Other liabilities                                       158

Total liabilities                                     2,367

NET ASSETS                                        $  20,732
                                                  _________

Net Assets Consist of:

Accumulated net investment income
    - net of distributions                        $      21

Accumulated net realized gain/loss -
    net of distributions                               (177)

Net unrealized gain (loss)                             (127)

Paid-in-capital applicable to 2,112,250
    shares of $0.0001 par value capital
    stock outstanding; 1,000,000,000
    shares authorized                                21,015

NET ASSETS                                        $  20,732
                                                  _________

NET ASSET VALUE PER SHARE                         $    9.81
                                                  _________

T. Rowe Price Corporate Income Fund

Statement of Operations

In thousands

                                                       Year
                                                      Ended
                                                    5/31/97

Investment Income

Interest and dividend income                      $   1,333

Expenses
    Custody and accounting                               99
    Shareholder servicing                                52
    Registration                                         34
    Legal and audit                                      19
    Organization                                         10
    Prospectus and shareholder reports                    8
    Directors                                             7
    Miscellaneous                                         4
    Reimbursed by manager                              (106)

    Total expenses                                      127

Net investment income                                 1,206

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                 (150)
Change in net unrealized gain or
    loss on securities                                  440

Net realized and unrealized gain (loss)                 290

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   1,496
                                                  _________


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund

Statement of Changes in Net Assets

In thousands

                                           Year    10/31/95
                                          Ended          to
                                        5/31/97     5/31/96

Increase (Decrease) in Net Assets

Operations

    Net investment income              $  1,206   $     309
    Net realized gain (loss)               (150)        (27)
    Change in net unrealized
      gain or loss                          440        (567)

    Increase (decrease) in net
      assets from operations              1,496        (285)

Distributions to shareholders
    Net investment income                (1,203)       (307)

Capital share transactions*
    Shares sold                          14,903      14,825
    Distributions reinvested                798         257
    Shares redeemed                      (7,723)     (2,129)

    Increase (decrease) in net
      assets from capital
      share transactions                  7,978      12,953

Net Assets

Increase (decrease) during period         8,271      12,361

Beginning of period                      12,461         100

End of period                          $ 20,732   $  12,461
                                       ____________________

*Share information
    Shares sold                           1,522       1,483
    Distributions reinvested                 81          26
    Shares redeemed                        (792)       (218)

    Increase (decrease) in shares
    outstanding                             811       1,291

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Corporate Income Fund

May 31, 1997

Notes to Financial Statements

T. Rowe Price Corporate Income Fund

Note 1 - Significant Accounting Policies

T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes.
Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 1997, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated
$26,025,000 and $18,261,000, respectively, for the year ended
May 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $101,000, which expire in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1997. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income           $      10,000
Paid-in-capital                                     (10,000)

At May 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $20,494,000, and net unrealized loss aggregated $127,000, of which $220,000 related to appreciated investments and $347,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, computed daily and paid monthly, consisting of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $76,000 of management fees were not accrued by the fund for the year ended May 31, 1997, and $106,000 of other expenses were borne by the manager. Additionally, $79,000 of unaccrued fees and expenses related to a prior period are subject to reimbursement through May 31, 1999.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $110,000 for the year ended May 31, 1997, of which $10,000 was payable at period-end.

T. Rowe Price Corporate Income Fund

Report of Independent Accountants

T. Rowe Price Shareholder Services

To the Board of Directors and Shareholders of
T. Rowe Price Corporate Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. (the "Fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 18, 1997

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing,
Personal Strategy Planner, Retirees Financial Guide, and
Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Corporate Income Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607
T. Rowe Price Investment Services, Inc., Distributor.

F03-050  5/31/97

CHART 1 - Interest Rate Levels chart showing yields of BBB-rated corporate bonds and 10-year Treasuries from 5/31/96 through 5/31/97

CHART 2 - insert graph with five pairs of bars, one for 6- and one for 12-month returns, for following credit sectors (sample attached)

CHART 3 - Quality diversification pie chart showing A-rated and above 9%, BBB 61%, BB 19%, B 10%, Convertible Preferred Stock 1%

Chart 4 - Performance Comparison
A line chart showing the cumulative growth of $10,000 invested in the CIF Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.